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T. Rowe Price Investment Kit


Georgia
Tax-Free
Bond Fund


This fund offers you:

>    Double-tax-free income

>    Competitive rates

>    A low-cost way to invest in tax-free bonds


"T. Rowe Price Logo"

Everything you need to invest is enclosed...
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Get the advantages of tax-free investing for your portfolio

Invest for double-tax-free income with this Georgia fund

The Georgia Tax-Free Bond Fund gives Georgia residents the opportunity to earn income that is free of federal and state taxes.* That means you can get competitive rates and keep more of your interest income. You can also put more of your money to work right away since the fund is 100% no load. You pay no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are also no 12b-1 fees.


The real value of tax-free yields

Since income earned from this fund is double-tax-free, the yields are generally lower than on comparable taxable securities. Depending on your tax bracket, however, this fund may provide higher after-tax income. The following chart shows that as your effective tax rate rises, the value of a tax-free yield to you also increases.


                Your effective    A tax-free yield of:
If your         federal and       3%       4%       5%       6%
federal tax     Georgia tax
rate is:        rate** is:        Equals a taxable yield of:
27.0%           31.4%             4.37%     5.83%     7.29%      8.75%
30.0            34.2              4.56      6.08      7.60       9.12
35.0            38.9              4.91      6.55      8.18       9.82
38.6            42.3              5.20      6.93      8.67      10.40


*Some income may be subject to the federal alternative minimum tax. Income earned by non-Georgia residents will be subject to applicable state and local taxes.

** Assumes a 6.0% state tax rate. State taxes are a deduction on your Federal Form 1040, so adding all the tax rates together overstates your effective tax rate. To calculate your federal and Georgia state tax rate, subtract your federal tax rate (expressed as a decimal) from 1.00; multiply the result by your combined state/local tax rate; and add that result to your federal tax rate. This information is included for illustrative purposes only and does not represent the performance of any T. Rowe Price fund.


A tax-free fund that can meet your investment needs

We've enclosed information on the Georgia Tax-Free Bond Fund, including an update on how the fund has performed over various time periods. Fund performance shown in this booklet is as of the most recent calendar quarter at the time of printing. For updated information, visit our Web site or contact a T. Rowe Price representative.



GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------


T. Rowe Price
Georgia Tax-Free Bond Fund (GTFBX)


Fund Overview



Goals and general investment strategy

The T. Rowe Price Georgia Tax-Free Bond Fund seeks to provide a high level of income exempt from federal and Georgia state taxes. It focuses on long-term securities to obtain the highest yields, which means the share price will be more volatile than funds with short- or intermediate-term securities. The fund concentrates on investment-grade municipal bonds issued in the state of Georgia. The fund manager can either shorten or lengthen the fund's average maturity based on our interest rate outlook.


Lower                   Moderate                  Higher

                       Risk/Reward

Money Markets      Bonds     Blended Asset     Stocks
                      |
                      |
                      Georgia Tax-Free Bond Fund


Benefits of investing in the fund

The fund could be appropriate for Georgia residents who can benefit from an investment in municipal bonds and can tolerate price fluctuation. The Georgia Tax-Free Bond Fund focuses on long-term securities to obtain the highest yields, but this means the share price will be more volatile than a fund with short- or intermediate-term securities.


What the fund invests in

The fund invests primarily in Georgia municipal securities. The securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.



FUND OVERVIEW
--------------------------------------------------------------------------------


Risk profile

This fund faces interest rate risk since it holds long-term securities. Since bond prices tend to move in the opposite direction of interest rates, the fund's price will usually decline when rates rise. Also, the fund's holdings lack the wide diversification of a multistate portfolio and are exposed to potentially unfavorable developments within Georgia. Given the fund's focus on investment-grade securities, credit risk is not as great as interest rate risk, but there is always the chance that a bond will default, which would negatively impact the fund's income and principal value.


How the fund has performed

The fund's 30-day standardized yield as of 6/30/02 was 3.79%1

The fund's taxable-equivalent yield as of 6/30/02 was 6.20%2

Please note that the fund's yields have consistently been higher than those of its peers in the Lipper Georgia Municipal Debt Funds Average, as shown by the following chart.


                  Lipper Georgia
                  Municipal               Georgia
                  Debt Funds              Tax-Free
                  Average                 Bond Fund

6/30/01           4.03                    4.23
7/31/01           3.78                    4.19
8/31/01           3.71                    4.00
9/30/01           3.66                    3.94
10/31/01          3.61                    3.87
11/30/01          3.66                    3.87
12/31/01          3.83                    4.25
1/31/02           3.81                    3.99
2/28/02           3.63                    3.79
3/31/02           3.80                    3.97
4/30/02           3.77                    3.99
5/31/02           3.82                    3.87


Note: The fund's yield will vary.

The fund offers more than competitive yields. The chart on the next page shows how it has outperformed its peers in the Lipper Georgia Municipal Debt Funds Average in all periods. Of course, past performance cannot guarantee future results.

-------------------
1 The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

2 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 38.9%, which reflects annual income subject to federal tax after deduction of state income taxes and exemptions.)



GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Fund Performance as of 6/30/02 (Annualized) Compared With Peer Funds


                                        Lipper
                                        Georgia
                  Georgia               Municipal
                  Tax-Free              Debt Funds
                  Bond Fund             Average

1 year            6.21                  5.72
5 years           5.77                  5.24
10 years          6.1                   5.65


Note for charts: Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source for Lipper data: Lipper Inc.


How $10,000 would have grown

A $10,000 investment in the fund on 6/30/92 would have grown to $17,291 by 6/30/02, versus $16,648 for its Lipper peers.


                           Lipper
                           Georgia
                           Municipal                 Georgia
                           Debt Funds                Tax-Free
                           Average                   Bond Fund

6/30/92                    10000                     10000
6/30/93                    10372                     10407
6/30/94                    10318                     10398
6/30/95                    11130                     11286
6/30/96                    11802                     12079
6/30/97                    12771                     13064
6/30/98                    13856                     14238
6/30/99                    14066                     14505
6/30/2000                  14293                     14830
6/30/01                    15706                     16281
6/30/02                    16648                     17291



FUND OVERVIEW
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Overall Morningstar RatingTM

Georgia Tax-Free Bond Fund

The Georgia Tax-Free Bond Fund received an Overall Morningstar RatingTM of four stars for its risk-adjusted performance.

The fund was rated among 571 and 551 Muni Single State Long funds for the three- and five-year periods ended 6/30/02, respectively.*


-----------------
* For funds with at least a 3-year history, a Morningstar Rating tm is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. The Overall Morningstar Ratingtm is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Ratingtm metrics. The fund received 4 stars for the 3- and 5-year periods. Past performance cannot guarantee future results.



Fund Profile

July 1, 2002

T. Rowe Price
Georgia Tax-Free Bond Fund

A long-term bond fund seeking income exempt from federal and Georgia state income taxes.



     This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-541-4735, or by visiting our Web site at troweprice.com/gab.


1.   What is the fund's objective?

     The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.


2.   What is the fund's principal investment strategy?

     We will invest so that, under normal market conditions, at least 80% of the fund's net assets are invested in bonds that pay interest exempt from, and at least 80% of the fund's income is exempt from, federal and Georgia state income tax. The fund's weighted average maturity is expected to exceed 15 years.

     The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

     Investment decisions reflect the manager's outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the fund's 5% "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

     The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Georgia state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

     Due to seasonal variations or shortages in the supply of suitable Georgia securities, the fund may invest in municipals whose interest is exempt from federal but not Georgia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

     While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

     > Income from Georgia municipal securities is exempt from federal and Georgia state income taxes.

     Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-541-4735.


3.   What are the main risks of investing in the fund?

     Any of the following could cause a decline in your fund's price or income.

     o Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

          While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called,"or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

     o Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

          As of May 20, 2002, the state of Georgia's general obligation bonds are rated Aaa by Moody's and AAA by Standard & Poor's and Fitch.

          The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

          While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

     > Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

     o Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than for funds investing in a broader variety of issues.

     o Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

     o Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

     o Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

          Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

     o Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it may be exposed to additional volatility and potential losses.

          As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     > The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4.   How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price declines in an effort to achieve income exempt from federal and Georgia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

     The fund is inappropriate for tax-deferred accounts, such as IRAs.

     > The fund should not represent your complete investment program or be used for short-term trading purposes.


5.   How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


Georgia Tax-Free Bond Fund
Calendar Year Returns


                FUND

'94             -5.91
'95             17.80
'96              3.91
'97              9.69
'98              6.17
'99             -3.64
'00             11.61
'01              4.77


                        Quarter         Total
                          Ended        Return

Best Quarter            3/31/95         7.04%
Worst Quarter           3/31/94        -6.36%



Fund Profile


Table 1 Average Annual Total Returns

                                                 Periods ended 06/30/02

                                                                         Since
                                                                     Inception
                                             1 year      5 years     (03/31/93)

Georgia Tax-Free Bond Fund

  Returns before taxes                        6.21%         5.77%         6.10%

  Returns after taxes on distributions        6.21          5.77          6.06

  Returns after taxes on distributions
  and sale of fund shares                     5.63          5.60          5.89

  Lehman Bros. Municipal Bond Index           6.92          6.27          6.31

  Lipper Georgia Municipal Debt Funds
  Average                                     5.72          5.24          5.65


Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


6.   What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


Table 2 Fees and Expenses of the Fund*


                                 Annual fund operating expenses
                         (expenses that are deducted from fund assets)

Management fee                              0.42%

Other expenses                              0.24%

Total annual fund operating expenses        0.66%

Fee waiver/reimbursement                    0.01%a

Net expenses                                0.65%a


* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

a Effective March 1, 2001, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2003, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2005, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.


     Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


         1 year        3 years        5 years        10 years
            $66           $210           $367            $882


7.   Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Hugh D. McGuirk manages the fund day to day and has been chairman of its Investment Advisory Committee since 1994. He has been managing investments since 1997 when he was appointed the fund's chairman.


8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for gifts or transfers to minors or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


10.  When will I receive income and capital gain distributions?

     The fund distributes income monthly and net capital gains, if any, at year-end. Although most income will not be subject to federal income tax, short-term gains are taxable at ordinary income rates and long-term gains are taxable at the current capital gains rate. Income from certain "private activity" bonds may be taxable for those investors subject to the alternative minimum tax (AMT). Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


11.  What services are available?

     A wide range, including but not limited to:


     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------


Advantages of Investing
With T. Rowe Price


'Put the customer's needs first.'
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved from essentially a one-man organization into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price and its affiliates serve a broad client base with more than eight million individual and corporate investor accounts and manage nearly $150 billion in assets.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore-which offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few fund companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including the Traditional and Roth IRA, Keogh and SEP plans, 401(k), 403(b), and a variable annuity;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;1 and

o brokerage services allowing you to trade individual securities with commission savings via phone or the Internet.


1 T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested.



GEORGIA TAX-FREE BONDFUND
--------------------------------------------------------------------------------


Savings. Every dollar you invest in our funds goes to work for you. All T. Rowe Price funds are 100% no load, and you won't be charged any 12b-1 fees when you invest with us.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o a combined statement summarizing your T. Rowe Price investments and highlighting each fund account;

o timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering online account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports; at our Web site-troweprice.com/welcome;

o Tele*Access(registered trademark) providing fund prices and account information 24 hours a day;

o    knowledgeable customer service representatives available to assist you;

o    easy purchase, exchange, and redemption among funds via phone or computer;
     and

o self-help guides for investment needs, ranging from retirement to college planning to international investing.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could provide new ways to do business today and dictate how we do it in the future. The bottom line? Faster and more creative ways to serve you.


--------------------------------------------------------------------------------
To open your account:


1.   Please read the fund overview.

2. Carefully review the fund profile included in this booklet. It contains key information including fees, expenses, and risks. If you would like more information on investing in municipal bonds, please call us to request The Basics of Tax-Free Investing, a free Insights report.

3. Complete the New Account Form and return it in the postpaid envelope we've provided, along with your check for a minimum of $2,500.



INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------


4.   You can open your account online by going to troweprice.com/gab.

     You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

     If you have any questions or would like us to send you an IRA application, one of our representatives would be happy to help. You can reach us at 1-800-541-4735.



T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.

        Share Price   Return
        Stability     Potential
--------------------------------------------------------------------------------
Y                               Stability
T                                 California Tax-Free Money
I                                 Maryland Tax-Free Money
L                                 New York Tax-Free Money
I                                 Prime Reserve
B                                 Summit Cash Reserves1
A                                 Summit Municipal Money Market1
T                                 Tax-Exempt Money
S                                 U.S. Treasury Money
--------------------------------------------------------------------------------
E                               Lower Risk/Return Income
M                                 Maryland Short-Term Tax-Free Bond
O                                 Short-Term Bond
C                                 Tax-Free Short-Intermediate
N
I
                                Moderate Risk/Return Income
                                  Florida Intermediate  Tax-Free
                                  GNMA
                                  New Income
                                  Spectrum Income
                                  Summit GNMA1
                                  Summit Municipal Intermediate1
                                  Tax-Free Intermediate Bond
                                  U.S. Bond Index*
                                  U.S. Treasury Intermediate


                                Higher Risk/Return Income
                                  CA, GA, MD, NJ, NY, and VA Bond Funds
                                  Corporate Income
                                  Emerging Markets Bond
                                  High Yield*
                                  International Bond
                                  Summit Municipal Income1
                                  Tax-Free High Yield
                                  Tax-Free Income
                                  U.S. Treasury Long-Term
--------------------------------------------------------------------------------
H
T                               Lower Risk/Return Growth
W                                 Balanced
O                                 Capital Appreciation
R                                 Equity Income
G                                 Personal Strategy Balanced
                                  Personal Strategy Growth
                                  Personal Strategy Income
                                  Real Estate*
                                  Tax-Efficient Balanced*
                                  Value

                                Moderate Risk/Return Growth
                                  Blue Chip Growth
                                  Capital Opportunity
                                  Dividend Growth
                                  Equity Index 500*
                                  Global Stock
                                  Growth & Income
                                  Growth Stock
                                  International Equity Index*
                                  International Growth & Income
                                  International Stock
                                  Mid-Cap Value
                                  New Era
                                  Spectrum Growth
                                  Spectrum International
                                  Total Equity Market Index*


                                Higher Risk/Return Growth
                                  European Stock
                                  Extended Equity Market Index*
                                  Financial Services
                                  Health Sciences
                                  Mid-Cap Growth
                                  New America Growth
                                  Small-Cap Stock
                                  Small-Cap Value*2
                                  Tax-Efficient Growth*
                                  Tax-Efficient Multi-Cap Growth*


                                Highest Risk/Return Growth
                                  Developing Technologies*
                                  Diversified Small-Cap Growth*
                                  Emerging Europe & Mediterranean*
                                  Emerging Markets Stock*
                                  Global Technology
                                  International Discovery*2
                                  Japan
                                  Latin America*
                                  Media & Telecommunications
                                  New Asia
                                  New Horizons
                                  Science & Technology
--------------------------------------------------------------------------------

To request a prospectus for any of the above funds, please call 1-800-541-4735. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*    Redemption fees may apply.

1    $25,000 minimum.

2    Closed to new investors.



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T. Rowe Price Investment Kit

Georgia Tax-Free Bond Fund


To open an account
Investor Services
1-800-541-4735


For fund information
and account transactions
on the Internet
troweprice.com/welcome


"T. Rowe Price, Invest With Confidence"

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Investment Services, Inc., Distributor           M:05280-28   8/02